Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Michael M. Hopkins

U.S. Bank Trust National Association

225 Asylum Street

Hartford, CT 06105

Telephone (860) 241-6820

(Name, address and telephone number of agent for service)

BNSF Funding Trust I

(Exact name of obligor as specified in its charter)

Delaware	Applied for
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

2650 Lou Menk Drive Fort Worth, TX Telephone (817) 333-2000	76131-2830
(Address of principal executive offices)	(Zip Code)

Trust Preferred Securities of BNSF Funding Trust I

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject.
Comptroller of the Currency
Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers.
Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Not applicable because, to the best of Trustee’s knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

	1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

	2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

	3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

	4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

	5.	Not applicable.

	6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

	7.	Report of Condition of the Trustee as of September 30, 2005, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

	8.	Not applicable.

	9.	Not applicable.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, State of Connecticut on the 7th day of December, 2005.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Title:	Vice President

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Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of September 30, 2005

($000’s)

9/30/2005
Assets
Cash and Balances Due From Depository Institutions	$411,608
Fixed Assets	171
Intangible Assets	99,614
Other Assets	31,707

Total Assets	$543,100

Liabilities
Other Liabilities	$15,800

Total Liabilities	$15,800

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	20,368

Total Equity Capital	$527,300

Total Liabilities and Equity Capital	$543,100

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/s/ Michael M. Hopkins
Name:	Michael M. Hopkins
Title:	Vice President

Date: December 7, 2005

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